

Steam condenses at interface
Oil & condensate drain to well at bottom
Flow is caused by gravity
Chamber grows upwards & sideways
Steam flows to interface & condenses
Heated oil flows to well
Heated oil flows to well
Continuous steam injection into chamber
Oil & condensate drain continuously

Mechanism of Steam Assisted Gravity Drainage ("SAGD") Process



Steam Chamber
Injector
Draining oil & steam condensate
Approximate edge of heated oil
Horizontal Production Well

Cross-Section Showing Production of Bitumen at Critical "Coning" Conditions in SAGD Process